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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           THE J. M. SMUCKER COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            THE J.M. SMUCKER COMPANY
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                   NOTICE OF
                              1999 ANNUAL MEETING
                              OF SHAREHOLDERS AND
                                PROXY STATEMENT

                                [SMUCKER'S LOGO]

                                  [STRAWBERRY]

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

Dear Shareholder:

     You are cordially invited to attend your Company's Annual Meeting of Shareholders at 11:00 a.m., Eastern Daylight Time, Tuesday, August 17, 1999, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio. A map showing the location of Fisher Auditorium is on the back cover. A notice of the Annual Meeting and the proxy statement follow.

     If you are a record holder of Class A Common Shares, you also will find enclosed a proxy card and an envelope in which to return it. Whether or not you plan to attend the meeting, please sign, date, and return the proxy card at your earliest convenience. For more information concerning voting by proxy, please see the section of the proxy statement entitled "Voting by Proxy and Confirmation of Beneficial Ownership."

     PLEASE NOTE THAT ADMISSION TO THE MEETING WILL BE BY ADMISSION CARD ONLY. If you plan to attend the meeting, you may obtain an admission card as follows:

     1. If you are a record holder of Class A Common Shares, please mark the appropriate box on the enclosed proxy card so that we can mail an admission card to you in advance of the meeting.

     2. If you are a record holder who owns ONLY Class B Common Shares, you will not receive a proxy card. Please write to the Corporate Secretary at Strawberry Lane, Orrville, Ohio 44667-0280, to request an admission card.

     3. If you are not a record holder but instead hold Class A and/or Class B Common Shares in the name of your broker, bank, or other nominee, please write to the Corporate Secretary to request an admission card and furnish proof of shareholder status, such as a bank or brokerage firm account statement.

Sincerely,

/s/ Tim Smucker                                          /s/ Richard K. Smucker
Chairman                                                 President

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The 1999 Annual Meeting of Shareholders of The J. M. Smucker Company will be held in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio, on Tuesday, August 17, 1999, at 11:00 a.m., Eastern Daylight Time, for the purposes of receiving reports presented to the meeting and taking the following additional actions:

          (1) election of directors to the class whose term of office will expire in 2002;

          (2) ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 2000 fiscal year; and

          (3) consideration of any other matter that may properly come before the meeting.

     All shareholders WITH ADMISSION CARDS are cordially invited to attend the meeting, although only those holders of Class A Common Shares of record at the close of business on July 5, 1999, will be entitled to vote at the meeting.

STEVEN J. ELLCESSOR
Vice President-Administration,
Secretary, and General Counsel

Orrville, Ohio, July 15, 1999

                           THE J. M. SMUCKER COMPANY

                                STRAWBERRY LANE
                              ORRVILLE, OHIO 44667

                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                          (FIRST MAILED JULY 15, 1999)

                              GENERAL INFORMATION

RECORD DATE; VOTING INFORMATION

     The Board of Directors has fixed the close of business on July 5, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders to be held on Tuesday, August 17, 1999. The Company has outstanding and entitled to vote at the meeting 14,473,619 Class A Common Shares.

     The Company's Amended Articles of Incorporation provide generally that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at the meeting. If, though, there has been a change in beneficial ownership of a Class A Common Share during the four years immediately preceding the record date, the current owner of that share will be entitled to only one vote with respect to that share until four years pass without a change in ownership of the share. Class B Common Shares do not entitle the holders thereof to any vote except in certain circumstances set forth in the Ohio General Corporation Law, none of which are applicable to the Annual Meeting. For a more detailed explanation of the voting rights of Common Shares, see "Voting Rights of Common Shares."

     At the Annual Meeting, the results of shareholder voting will be tabulated by the inspector of elections. The Company intends to treat properly executed proxies that are marked "abstain" or that are "broker non-votes" (i.e., are held in "street name" by banks, brokers, or other nominees and are voted with regard to at least one but less than all matters presented to the shareholders) as "present" for purposes of determining the existence of a quorum. In the election of directors, the candidates receiving the greatest number of votes will be elected. Votes withheld in respect of any candidate, therefore, will have no impact on the election. With regard to the ratification of the appointment of the Company's auditors, only affirmative and negative votes will be counted, and abstentions and broker non-votes will have no effect on the outcome of the vote.

     Based on the information with respect to beneficial ownership possessed by the Company at the date of this proxy statement, the holders of between 4,064,985 and 13,554,687 Class A Common Shares will be entitled to exercise ten votes per share at the meeting, and the holders of the remainder of the outstanding Class A Common Shares will be entitled to exercise one vote per share. The actual voting power of each holder of Class A Common Shares will be based on information possessed by the Company at the time of the meeting. See "Voting by Proxy and Confirmation of Beneficial Ownership."

CUMULATIVE VOTING

     Under the Ohio General Corporation Law, all of the Class A Common Shares may be voted cumulatively in the election of directors if written notice is given by any shareholder to the president or a vice president or the secretary of the Company not less than 48 hours before the time of the meeting. The notice must state that the shareholder desires that the voting at such election shall be cumulative. Also, an announcement of the giving of such notice must be made upon the convening of the meeting by the chairman or the secretary or by or on behalf of the shareholder giving such notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of directors to be elected, and the shareholder then may cast that aggregate number of votes all for one candidate or may spread them out among the candidates as the shareholder deems appropriate. If there is to be cumulative voting at the meeting, it is presently intended that all proxies solicited by this proxy statement will be so voted. In that event, unless contrary instructions are received on the enclosed proxy, all votes represented by properly executed proxies will be divided evenly among the nominees named herein, unless it appears that voting in that way would not be effective to elect all of those nominees. In that case, the votes represented by proxies will be cast at the discretion of the Board of Directors so as to maximize the number of nominees elected.

PROXY SOLICITATION INFORMATION

     This proxy statement is being furnished to the shareholders by the Company in connection with the solicitation by the Board of Directors of the enclosed form of proxy. In addition to solicitation by mail, solicitations may be made personally by officers and other regular employees of the Company, who will not be compensated specially for such services. Also, a professional proxy solicitation firm, Corporate Investor Communications, Inc., has been engaged to aid in the solicitation of proxies, for which services it will be paid a fee of $7,000, plus expenses. The cost of soliciting the proxies will be borne by the Company.

                             ELECTION OF DIRECTORS

     Unless instructed otherwise, the proxy holders intend to vote for the election of Vincent C. Byrd, Elizabeth Valk Long, and William Wrigley, Jr., as directors, each for a term of three years. These individuals comprise the class of directors whose terms of office expire this year.

     In the event of the death or inability to act of any of the candidates for directors, the proxy to that extent will be voted for such other person or persons as the Board of Directors may recommend. The management has no reason to believe that the persons listed as candidates for directors will be unable to serve.

     The members of the Board of Directors, including those who are nominees for election, with information as to each of them based on data furnished to the Company by these persons as of June 30, 1999, are as follows:

[VINCENT C. BYRD     VINCENT C. BYRD   Mr. Byrd, 44, has been a director since
PHOTO]               April 1999. He is Vice President and General Manager,
                                       Consumer Market of the Company. Mr. Byrd
                                       also is a director of Spangler Candy
                                       Company. His proposed term would expire in
                                       2002.

[KATHRYN W. DINDO    KATHRYN W. DINDO   Ms. Dindo, 50, has been a director since
PHOTO]               February 1996. She has been Vice President of FirstEnergy
                                        Corp. since 1998. Prior to that time, she
                                        was Vice President and Controller of
                                        Caliber System, Inc., a subsidiary of FDX
                                        Corporation, since January 1996. She
                                        joined Caliber System, Inc. in August
                                        1994 as Assistant Controller. Prior to
                                        that time, she was a partner in the
                                        accounting firm of Ernst & Young LLP. Ms.
                                        Dindo is a member of the Audit Committee.
                                        Her term will expire in 2001.

[FRED A. DUNCAN     FRED A. DUNCAN   Mr. Duncan, 53, has been a director since April 1999. He is Vice President
PHOTO]                               and General Manager, Industrial Market of the Company. Mr. Duncan also is a director of Bush Brothers and Company and Rocco, Inc., both of which are food processing and manufacturing companies. His term will expire in 2000.

[ELIZABETH VALK     ELIZABETH VALK LONG   Ms. Long, 49, has been a director since May 1997. She has been
LONG PHOTO]                               Executive Vice President of Time Inc. since May 1995. Prior to that time, she was President of TIME magazine from September 1993 to May
                                          1995 and was Publisher of TIME from July 1991 to September 1993. She is also a director of Wachovia Corporation. Ms. Long is a member of the
                                          Audit Committee. Her proposed term would expire in 2002.

[RUSSELL G. MAWBY   RUSSELL G. MAWBY   Dr. Mawby, 71, has been a director since 1983. He was Chairman and Chief
PHOTO]                                 Executive Officer of the W. K. Kellogg Foundation, Battle Creek, Michigan,
                                       until his retirement in 1995 and is now Chairman Emeritus. Dr. Mawby is
                                       Chairman of the Nominating Committee and a member of the Executive
                                       Compensation Committee. His term will expire in 2001.

[CHARLES S.         CHARLES S. MECHEM, JR.   Mr. Mechem, 68, has been a director since 1982. He became Chairman
MECHEM, JR. PHOTO]                           of Convergys Corporation in 1999. Prior to that he was Chairman of
                                             Cincinnati Bell Inc. since April 1996. He has also been a consultant with Arnold Palmer Enterprises since March 1996. He retired in
                                             December 1995 as Commissioner of the Ladies Professional Golf
                                             Association and is now Commissioner Emeritus of that organization.
                                             He also is a director of Arnold Palmer Golf Company, Convergys
                                             Corporation, Mead Corporation, Ohio National Life Insurance Company,
                                             and Firstar Corporation. Mr. Mechem is Chairman of the Executive
                                             Compensation Committee and a member of the Nominating Committee. His term will expire in 2000.

[RICHARD K.         RICHARD K. SMUCKER   Mr. Smucker, 51, has been a director since 1975. He is the President of
SMUCKER PHOTO]                           the Company. Mr. Smucker also is a director of Wm. Wrigley Jr. Company,
                                         The Sherwin-Williams Company, and International Multifoods Corporation.
                                         Mr. Smucker is the brother of Timothy P. Smucker. His term will expire in 2001.

[TIMOTHY P. SMUCKER PHOTO]
                            Mr. Smucker, 55, has been a director since 1973. He is
                            the Chairman of the Company. Mr. Smucker also is a
                            director of Huntington BancShares Incorporated and
                            Dreyer's Grand Ice Cream Inc. He is a member of the
                            Nominating Committee. Mr. Smucker is the brother of
                            Richard K. Smucker. His term will expire in 2000.
[WILLIAM H. STEINBRINK      WILLIAM H. STEINBRINK   Mr. Steinbrink, 56, has been a
PHOTO]                      director since 1994. He has been the President and Chief
                                                    Executive Officer of CSM Industries,
                                                    Inc. since November 1996. Prior to
                                                    that time, he was President and
                                                    Chief Executive Officer of Laurel
                                                    Industries, Inc. He was a partner in
                                                    the law firm of Jones, Day, Reavis &
                                                    Pogue until August 1994. Mr.
                                                    Steinbrink is a member of the
                                                    Executive Compensation Committee.
                                                    His term will expire in 2001.

[BENJAMIN B. TREGOE, JR.    BENJAMIN B. TREGOE, JR.   Dr. Tregoe, 71, has been a
PHOTO]                      director since 1982. He was Chairman of Kepner-Tregoe Inc., a Princeton, New Jersey,
                                                      management and organization
                                                      development consulting company
                                                      until his retirement in March 1996
                                                      and is now Chairman Emeritus. Dr.
                                                      Tregoe is Chairman of the Audit
                                                      Committee. His term will expire in
                                                      2000.

[WILLIAM WRIGLEY, JR.       WILLIAM WRIGLEY, JR.   Mr. Wrigley, 35, has been a director
PHOTO]                      since 1992. From 1991 to 1999 he was Vice President, and
                                                   from 1999 he has been President and
                                                   Chief Executive Officer, of Wm.
                                                   Wrigley Jr. Company. Mr. Wrigley also
                                                   is a director of Wm. Wrigley Jr.
                                                   Company. He is a member of the Audit
                                                   Committee, and his proposed term
                                                   would expire in 2002.

                 ADDITIONAL INFORMATION CONCERNING THE BOARD OF
                            DIRECTORS OF THE COMPANY

MEETINGS AND COMMITTEES

     During the 1999 fiscal year there were five meetings of the Company's Board of Directors. All directors, except Ms. Long and Mr. Mechem, attended at least 75 percent of the total number of Board and committee meetings for which they were eligible.

     The Audit Committee met three times during the 1999 fiscal year for the purposes of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination and considering recommendations of the independent auditors. It also recommended to the Board of Directors the appointment of independent auditors for the year and reviewed the sufficiency of the Company's system of internal controls with the financial officers, the independent auditors, and, to the extent the Committee deemed necessary, legal counsel.

     The Executive Compensation Committee met three times during the 1999 fiscal year for the purposes of fixing the compensation of executives of the Company, administering the Company's restricted stock bonus and stock option programs, and considering employee benefit programs generally.

     The Nominating Committee met once during the 1999 fiscal year. This Committee is responsible for recommending to the Board of Directors nominees for election as directors. The Committee will consider suggestions forwarded by shareholders to the secretary of the Company concerning qualified candidates for election as directors.

DIRECTOR COMPENSATION

     Directors of the Company who are not also employees are compensated for services as a director on the basis of $24,000 per year, plus $1,000 per year ($3,000 per year for the chairman) for each committee on which the director serves. Nonemployee directors may elect to receive all or 50 percent of their annual retainer and committee fees in the form of units under the Company's Nonemployee Director Stock Plan. All units, together with dividends credited thereon, are paid out in the form of Class A Common Shares upon termination of service as a director.

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Executive Compensation Committee of the Board of Directors (the "Committee") is composed of three independent, nonemployee directors and is responsible for establishing the levels of compensation and benefits for executive officers of the Company. The Committee evaluates the Company's performance and the compensation paid to its executive officers on an ongoing basis.

COMPENSATION PHILOSOPHY

     The Committee believes that an effective executive compensation program must have two parts. First, it should have a cash component that is competitive enough to retain highly-qualified executives, while providing performance-based incentives. The Committee believes that the Company's base salary structure and Management Incentive Plan bonuses combine to meet these requirements.

     The second part of the program is equity-based in order to provide long-term incentives and ensure that management's long-term interests are aligned with those of other shareholders. The equity-based components of the compensation program are provided by the Restricted Stock Bonus Plan, the 1987 Stock Option Plan, and the 1998 Equity and Performance Incentive Plan.

SALARIES

     Base compensation for all salaried positions in the Company, including executive officers, is determined by reference to individual performance and position within the salary range for the particular job classification. The Company's human resources department develops the salary ranges and classifications with assistance from outside consultants who help to ensure that the overall salary structure is competitive. The outside compensation consultants generally used by the Company have been selected by management, with the advice and involvement of the Committee.

     The Company's goal with regard to salaries and compensation is to provide a structure that is competitive with other comparably sized manufacturing companies. Over 300 companies are used for comparison purposes, and many of them are included in the Standard & Poor's 500 Food Index (see the total shareholder return graph presented elsewhere in the proxy statement). Included in the comparison group are such companies as Campbell Soup Company, General Mills, Inc., Kellogg Company, Mars, Inc., McCormick & Company, Inc., Nestle USA, Inc., Ralston Purina Company, Sara Lee Corporation, and Wm. Wrigley Jr. Company.

     Generally, the Company targets its salary ranges at approximately the fiftieth percentile. It then adjusts the ranges to account for the fact that most of the comparison companies are significantly larger than the Company. Overall, the Committee believes that the Company's compensation structure rewards its employees appropriately and is sufficiently competitive to retain key employees.

     Although the salary ranges for the executive officers are recommended by the human resources department based on its own research and the advice of outside consultants, those ranges are regularly reviewed by the Committee and are subject to its approval, as are any changes to an officer's salary grade level.

     Management's recommendations for executive officers usually are submitted to the Committee for consideration at its April meeting. Those recommendations generally are based upon the salary increase guidelines that have been determined by management for all corporate salaries as part of the planning and budgeting process for the coming fiscal year. The average of the salary increases granted to members of the officer group for 1999 was consistent with those guidelines.

     Tim Smucker, the Company's Chairman, and Richard Smucker, the Company's President, are the two most senior members of management. The Company does not have a formally designated chief executive officer. At the request of the Chairman and the President, no change in their salaries was made with respect to the 1999 fiscal year.

     Factors considered when assessing executive officers' performance for compensation purposes (including Tim Smucker and Richard Smucker) include (in no particular order) the Company's sales and earnings results, market share gains, whether the Company's business plan and strategic goals are being met, and individual performance evaluations. None of these factors, however, is necessarily weighed more heavily than any other.

MANAGEMENT INCENTIVE PLAN

     The Company maintains a management incentive program designed to recognize key management members based on their individual performance and their contribution to the achievement of Company objectives. A target award is set for each participant based on salary grade level and competitive award levels for similarly situated individuals at comparable manufacturing companies (basically the same companies used in establishing base salary ranges). The actual award given, if any, is based on personal performance, the Company's performance to its earnings goal for the year and, if the participant is part of a strategic business area, that area's performance to its profit goal. No awards are given if the Company does not meet minimum performance standards, and the maximum award a participant may receive is limited to twice the target award.

     After the end of each fiscal year, management presents the Committee with a summary and recommendation for management incentive bonuses. The presentation includes (i) information on the Company's performance for the fiscal year just ended (earnings per share for the year with a comparison to the prior year and to the Company's plan, and operating margins for the strategic business areas),
(ii) awards to each individual in the plan in the prior three years, (iii) current salary, salary range, and target award information, and (iv) a specific recommendation based on all of the foregoing. The Committee then reviews the information and recommendations with management and makes a decision as to which recommendations to accept and whether any should be modified.

     The management incentive awards for Tim Smucker and Richard Smucker each year are made based on the same factors as those used for other members of the Management Incentive Plan. No recommendation is made by management concerning the individual portion of the awards for the Chairman or the President; that amount is determined by the Committee based on its appraisal of individual performance.

     The Company's earnings results for fiscal 1999 exceeded the prior year's results and equaled the profit plan. As a result, the portion of the incentive plan awards based on corporate performance (including those given to Tim and Richard Smucker) matched the target award for each participant. The amount of the incentive awards based on corporate performance is determined by a mathematical calculation, the elements of which are the same for all participants, including Tim and Richard Smucker.

     In addition to the portion of the award based on corporate performance, the total incentive plan award for each participant includes an amount related to individual performance. This individual performance award is based on an assessment of the participant's individual contributions in helping the Company to achieve its earnings and other goals. It may be above or below the corporate award portion if the Committee feels that to be appropriate in an individual case. Since the Company equaled but did not exceed its earnings goal for the year, the Committee believed than an individual award equal to the corporate performance portion would be appropriate for all but a few exceptional cases. Therefore, most individual awards made this year (including those made to Tim and Richard Smucker) matched the participant's corporate performance award.

RESTRICTED STOCK BONUS PLAN

     The Company's Restricted Stock Bonus Plan was implemented in 1981 based on the Board of Director's determination that such a plan would help the Company to attract and retain key senior managers and would give those managers a personal interest in the Company as a shareholder. The restrictions on shares awarded under this plan lapse by not later than the fourth anniversary of the award. Awards under the plan are normally considered every other year.

     Awards under the Restricted Stock Bonus Plan were last made in 1997. The Committee, therefore, considered awards with regard to the 1999 fiscal year at its May meeting this year. The Company's human resources department, with the assistance of outside compensation consultants, develops award recommendations based upon a competitive formula designed with the consultants. Participants in the plan are grouped by levels of responsibility, and the recommendations made are based on a percentage of the average salary for the group in which the particular participant is placed. With regard to Tim and Richard Smucker, who are grouped together for purposes of the plan, the competitive formula provides for awards equal (at current value) to 80 percent of their respective salaries.

     After determination of the competitive formula recommendations, management reviews those results and prepares a final recommendation which is presented to the Committee along with information on prior awards.

     Because the plan is intended to provide long term incentives to participants, the focus in deciding whether to make awards in particular years and in determining the amount of those awards is based on the progress that the Company is making in implementing its strategy and achieving its longer term goals. After consideration of this factor and discussions with management, the Committee accepted management's recommendation that awards be made and determined that the size of the awards should be consistent with the competitive formula recommendations.

     Tim and Richard Smucker each received awards of 17,000 shares under the plan this year. That is equal to their respective competitive formula recommendation amounts. Their awards were based on the same factors as all other participants, as discussed in the preceding paragraphs.

STOCK OPTION PLANS

     The J. M. Smucker 1987 Stock Option Plan was enacted for two reasons. It was determined by the Board of Directors that the ability of the Company to provide the benefits of such a plan was an important element in ensuring that the Company's overall compensation program for its key managers remained competitive. Also, the Board believed that the added long-term incentives provided by the plan would be beneficial to both the Company and its shareholders. These same purposes are served by the 1998 Equity and Performance Incentive Plan. Participants in the plan include both executive officers and other key managers.

     Awards under the plan are considered annually and are made by the Committee following a review of the recommendations of management. Target grant levels are determined for individual participants based on salary grade level and a determination by the Company's human resources department of the prevailing competitive award levels for comparably situated individuals at other comparable manufacturing companies. The companies considered are largely the same as those used in establishing base salary ranges. Individual performance and the performance of the Company are also considered in establishing each proposed award. Although all of these factors are considered in making an award, no specific weight is assigned to them, and the relative importance of each factor may vary from participant to participant. The Committee does not specifically consider the total number of options held by a participant in determining the size of a new award, but information with regard to all previous awards is presented to and reviewed by the Committee when awards are made.

     The options awarded to executive officers during fiscal 1999 generally were for amounts slightly larger than the prior year's awards but were consistent with the Company's relatively conservative award guidelines.

     The Committee has considered the potential impact on the Company's compensation plans of the $1,000,000 cap on deductible compensation under
Section 162(m) of the Internal Revenue Code, which was enacted as part of the Omnibus Budget Reconciliation Act of 1993. The Committee has determined that the cap did not affect the Company in fiscal 1999. The Committee's present intention is to comply with Section 162(m). It will, however, review the matter periodically to assess the impact of the cap on the Company's compensation practices and structure. This year's stock option awards under the 1998 Equity and Performance Incentive Plan qualified under Section 162(m) as deductible compensation.

     The Committee believes that the Company's compensation plans and practices are sound and well-considered. The level of compensation provided to the executive officers is appropriately related to both the competitive market and the historic and current performance of the Company. The Committee in the future will continue to focus on these factors and on maintaining a compensation system that will encourage maximization of long-term shareholder value.

                                          EXECUTIVE COMPENSATION COMMITTEE

                                          Charles S. Mechem, Jr., Chairman
                                          Russell G. Mawby
                                          William H. Steinbrink

SUMMARY COMPENSATION TABLE

     The following table sets forth a summary of the compensation over the past three fiscal years for the Chairman and the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                             ---------------------------------
                                               ANNUAL COMPENSATION                        AWARDS
                                       -----------------------------------   ---------------------------------
                                                                  OTHER      RESTRICTED
                                                                  ANNUAL       STOCK                ALL OTHER
                                                                 COMPEN-       AWARDS     OPTIONS    COMPEN-
 NAME AND PRINCIPAL POSITION    YEAR   SALARY ($)   BONUS ($)   SATION ($)     ($)(1)     (#)(2)    SATION ($)
 ---------------------------    ----   ----------   ---------   ----------   ----------   -------   ----------
Timothy P. Smucker,             1999    $407,692    $208,000           --     $331,500    30,000      $8,013(3)
Chairman                        1998     390,000     358,000           --            0    27,000       8,197
                                1997     366,923     157,200           --      136,500    30,000       7,605

Richard K. Smucker,             1999     400,000     208,000           --      331,500    30,000       7,782(3)
President                       1998     387,750     358,000           --            0    27,000       8,293
                                1997     357,750     157,020           --      136,500    30,000       7,605

Fred A. Duncan,                 1999     175,577      81,320           --       97,500    10,000       8,058(3)
Vice President and General      1998     161,039     114,160           --            0     8,000       8,111
Manager, Industrial Market      1997     150,846      82,960           --       51,188    10,000       7,658

Charles A. Laine                1999     174,617      78,420           --            0    10,000       7,990
Vice President and General      1998     161,000      92,220           --            0     8,000       8,058
Manager, International          1997     155,942      70,060           --       51,188    10,000       7,538
and Beverage Markets(4)

Vincent C. Byrd                 1999     169,442      77,300           --       97,500    10,000       7,979(3)
Vice President and General      1998     152,885      97,000           --            0     8,000       7,945
Manager, Consumer Market        1997     138,615      35,720           --       51,188    10,000       7,445

---------------

(1) The Company's Restricted Stock Bonus Plan was implemented in 1981 and the 1998 Equity and Performance Incentive Plan was implemented in 1998. Restricted shares awarded under the plans are entitled to dividends at the same rate and on the same terms as unrestricted shares of the same class. The aggregate number and value of restricted shares held by the individuals listed above, valued as of April 30, 1999 are as follows: Timothy P. Smucker, 12,500 Class A and 12,500 Class B shares ($487,500); Richard K. Smucker, 12,500 Class A and 12,500 Class B shares ($487,500); Fred A. Duncan, 4,000 Class A and 4,000 Class B shares ($156,000); Charles A. Laine, 1,500 Class A and 1,500 Class B shares ($58,500); and Vincent C. Byrd, 4,000 Class A and 4,000 Class B shares ($156,000).

(2) Of the options awarded, one-half are for Class A shares and one-half are for Class B shares. The Company does not award stock appreciation rights (SARs).

(3) These amounts represent contributions by the Company on behalf of the individual indicated under the Company's 401(k) Savings Plan and the value of allocations during the year under the Company's Employee Stock Ownership Plan. The specific breakdown for each individual (401(k) amounts first, followed by ESOP allocations) is as follows: Timothy P. Smucker, $5,031 and $2,982; Richard K. Smucker, $4,800 and $2,982; Fred A. Duncan, $5,076 and $2,982; Charles A. Laine, $5,008 and $2,982; and Vincent C. Byrd, $4,997 and $2,982.

(4) Mr. Laine retired as an active employee, effective April 30, 1999. He has agreed to provide consulting services to the Company for a period of two years following his retirement, for which he will receive compensation totaling $207,840.

STOCK OPTIONS

     Set forth below is a table summarizing options granted during fiscal 1999 to the officers listed in the Summary Compensation Table under the Company's 1987 Stock Option Plan and/or the 1998 Equity and Performance Incentive Plan.

                      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                                                                      POTENTIAL REALIZABLE
                                                                                        VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                     PRICE APPRECIATION FOR
                                INDIVIDUAL GRANTS                                          OPTION TERM
---------------------------------------------------------------------------------   -------------------------
                                            % OF TOTAL      EXERCISE
                                OPTIONS   OPTIONS GRANTED   OR BASE
                                GRANTED    TO EMPLOYEES      PRICE     EXPIRATION
        NAME                      (#)     IN FISCAL YEAR     ($/SH)       DATE      0%       5%        10%
        ----                    -------   ---------------   --------   ----------   --       --        ---
Timothy P. Smucker     Class A  15,000          4.4%        21.90625    10/25/08    $0    $206,700   $523,700
                       Class B  15,000          4.4%        20.87500    10/25/08     0     196,900    499,000
Richard K. Smucker     Class A  15,000          4.4%        21.90625    10/25/08     0     206,700    523,700
                       Class B  15,000          4.4%        20.87500    10/25/08     0     196,900    499,000
Fred A. Duncan         Class A   5,000          1.5%        21.90625    10/25/08     0      68,900    174,600
                       Class B   5,000          1.5%        20.87500    10/25/08     0      65,600    166,300
Charles A. Laine       Class A   5,000          1.5%        21.90625    10/25/08     0      68,900    174,600
                       Class B   5,000          1.5%        20.87500    10/25/08     0      65,600    166,300
Vincent C. Byrd        Class A   5,000          1.5%        21.90625    10/25/08     0      68,900    174,600
                       Class B   5,000          1.5%        20.87500    10/25/08     0      65,600    166,300

---------------

(1) No option granted is transferable except by will or the laws of descent and distribution. Options are exercisable to the extent of one-third of the shares covered by the option after the optionee has been in the continuous employ of the Company or one of its subsidiaries for one full year from the date of grant, and to the extent of an additional one-third after each of the next two years of continuous employment. Options also become immediately exercisable upon the occurrence of certain events related to a change of control of the Company.

     Options exercised by the officers listed in the preceding table during the 1999 fiscal year, along with the number of unexercised options held by such officers at fiscal year-end and the value of their unexercised, in-the-money options, are set forth in the following table.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                    SHARES                        FY-END (#)                   FY-END ($)
                                   ACQUIRED                -------------------------   ---------------------------
                                  ON EXERCISE    VALUE           EXERCISABLE/                 EXERCISABLE/
         NAME                         (#)       REALIZED         UNEXERCISABLE                UNEXERCISABLE
         ----                     -----------   --------         -------------                -------------
Timothy P. Smucker      Class A      6,000      $33,375      127,500        29,000       $160,625       $21,250
                        Class B      6,000       29,625       69,000        29,000        186,094        26,250
Richard K. Smucker      Class A          0            0      127,500        29,000        160,625        21,250
                        Class B          0            0       69,000        29,000        186,094        26,250
Fred A. Duncan          Class A      1,800       10,519       29,068         9,332         48,145         7,081
                        Class B      1,800        9,281       18,068         9,332         61,792         8,747
Charles A. Laine        Class A      1,800       10,012       32,168         9,332         52,264         7,081
                        Class B      1,800        8,888       20,168         9,332         65,911         8,747
Vincent C. Byrd         Class A      1,200        9,375       29,068         9,332         48,145         7,081
                        Class B      1,200        8,588       18,068         9,332         61,792         8,747

PENSION PLAN

     Under The J. M. Smucker Company Employees' Retirement Plan (the "Plan"), retirement benefits are payable to all eligible employees of the Company and its subsidiaries, including officers. The present executive officers of the Company, including those named in the Summary Compensation Table, are also eligible upon retirement to receive a benefit from a nonqualified supplemental retirement plan (the "Supplemental Plan"). The amounts set forth in the pension plan table below assume participation in the Supplemental Plan and set forth the estimated annual benefit, computed as a straight-life annuity, payable under the Plan, as amended, at normal retirement (age 65):

                               PENSION PLAN TABLE

                                        YEARS OF SERVICE
                      ----------------------------------------------------
   REMUNERATION          15         20         25         30         35
   ------------       --------   --------   --------   --------   --------
     $125,000         $ 30,500   $ 46,000   $ 52,500   $ 52,500   $ 52,500
      150,000           40,000     58,500     66,000     66,000     66,000
      175,000           49,000     71,000     80,000     80,000     80,000
      200,000           58,500     83,500     93,500     93,500     93,500
      225,000           68,000     96,000    107,500    107,500    107,500
      250,000           77,500    108,500    121,000    121,000    121,000
      300,000           96,000    133,500    148,500    148,500    148,500
      400,000          133,500    183,500    203,500    203,500    203,500
      450,000          152,500    208,500    231,000    231,000    231,000
      500,000          171,000    233,500    258,500    258,500    258,500
      650,000          227,500    308,500    341,000    341,000    341,000
      800,000          283,500    383,500    423,500    423,500    423,500

     The Plan provides a pension based upon years of service with the Company and upon final average pay (average base compensation [i.e., salary only] for the five highest consecutive years during the last ten years of employment). Benefits under the Plan are computed by adding (i) the product of one percent of final average pay up to $30,000 annually times the participant's years of service with the Company, plus (ii) the product of one-half percent of final average pay in excess of $30,000 annually times the participant's years of service with the Company. Benefits under the Supplemental Plan at retirement, based upon years of service (maximum 25 years), are 55 percent of the average total compensation (i.e., all compensation including salary and bonus) for the five highest consecutive years of employment, offset by the benefits derived from the Plan and by 100 percent of the Social Security benefit.

     Messrs. Timothy P. Smucker, Richard K. Smucker, Fred A. Duncan, Vincent C. Byrd, and Charles A. Laine were credited under the Plan with 29, 26, 21, 22 and 34 full years of benefit service at April 30, 1999.

                         TOTAL SHAREHOLDER RETURN GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN*
APRIL 1994 THROUGH APRIL 1999

                                            J.M. SMUCKER
                                              COMPANY                S&P 500            S&P FOODS INDEX          MID-CAP FOOD
                                            ------------             -------            ---------------          ------------
4/94                                          100                    100                    100                    100
4/95                                           99.85                 117.35                 127.46                 115.19
4/96                                          100.59                 152.66                 149.2                  132.24
4/97                                           85.86                 190.83                 201.31                 150.06
4/98                                          123                    269.02                 266.07                 179.21
4/99                                          110.31                 327.52                 236.12                 155.63

 * Total return assumes reinvestment of dividends on a quarterly basis.

                           OWNERSHIP OF COMMON SHARES

     Timothy P. Smucker and Richard K. Smucker, Strawberry Lane, Orrville, Ohio 44667, and Andros S.A., a French corporation, BPI, 46131 Biars sur Cere, France, are the only persons known to the Company to be beneficial owners (as "beneficial" ownership is defined for proxy statement purposes) of more than five percent of the Company's Class A Common Shares outstanding at July 2, 1999. The number and percent of the shares beneficially owned at that date by them, as well as those so owned by each director of the Company, by each officer listed in the Summary Compensation table, and by all of the Company's directors and officers as a group are shown in the following table. Each of the individuals shown has sole voting and investment power with respect to the shares reflected in the table, except as otherwise indicated. Shares shown as beneficially owned include those that may be held either individually, jointly, or pursuant to a trust arrangement.

                                           CLASS A COMMON SHARES           CLASS B COMMON SHARES
                                        ----------------------------    ----------------------------
                                        NO. OF SHARES    PERCENT OF     NO. OF SHARES    PERCENT OF
                                        BENEFICIALLY     OUTSTANDING    BENEFICIALLY     OUTSTANDING
                                            OWNED         SHARES(3)         OWNED          SHARES
                                        -------------    -----------    -------------    -----------
Timothy P. Smucker(1)(2)                  1,697,503         11.6%         1,521,909           10%
Richard K. Smucker(1)(2)                  1,224,572          8.4%         1,066,195          7.2%
Andros S.A.                                 792,900          5.5%                 0
Vincent C. Byrd(2)                           40,182           .3%            24,613          .16%
Kathryn W. Dindo(4)                           9,730            *                  0
Fred A. Duncan(2)                            58,655           .4%            36,460           .2%
Charles A. Laine                             52,633           .4%            28,235           .2%
Elizabeth Valk Long(4)                        3,590            *                  0
Russell G. Mawby(4)                          15,345            *              4,200            *
Charles S. Mechem, Jr.(4)                    11,148            *              1,620            *
William H. Steinbrink(4)                     12,749            *                  0
Benjamin B. Tregoe, Jr.(4)                   12,399            *              5,978            *
William Wrigley, Jr.(4)                      10,530            *                  0
24 directors and officers as a
  group(2)                                3,086,222           20%         2,480,310           16%

---------------

*Less than .1%.

(1) Beneficial ownership of the following shares included in the table is disclaimed by Richard K. Smucker: 872,760 Class A Common Shares and 832,920 Class B Common Shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is either trustee with sole investment power or co-trustee with shared investment power; 106,900 Class A Common Shares and 106,900 Class B Common Shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 37,740 Class A Common Shares and 36,804 Class B Common Shares with respect to which Richard K. Smucker disclaims voting or investment power.

    Beneficial ownership of the following shares included in the table is disclaimed by Timothy P. Smucker: 1,024,145 Class A Common Shares and 996,615 Class B Common Shares held by trusts for the benefit of family members of which Timothy P. Smucker is a co-trustee with shared investment power; 106,900 Class A Common Shares and 106,900 Class B Common Shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 33,898 Class A Common Shares and 33,425 Class B Common Shares with respect to which Timothy P. Smucker disclaims voting or investment power.

    The number of shares beneficially owned by all directors and officers as a group has been computed to eliminate duplication of beneficial ownership.

(2) Includes shares covered by outstanding options exercisable within 60 days, as follows: Timothy P. Smucker, 127,500 Class A and 69,000 Class B Common Shares; Richard K. Smucker, 127,500 Class A and 69,000 Class B Common Shares; Fred A. Duncan, 29,068 Class A and 18,068 Class B Common Shares; Vincent C. Byrd, 29,068 Class A and 18,068 Class B Common Shares; Charles A. Laine, 32,168 Class A and 20,168 Class B Common Shares; and all directors and officers as a group, 602,925 Class A and 352,125 Class B Common Shares.

(3) Because under the Company's Amended Articles of Incorporation shareholders may be entitled to cast ten votes per share with regard to certain Class A Common Shares and only one vote per share with regard to others, there may not be a correlation between the percent of outstanding Class A Common Shares owned and the voting power represented by those shares. The total voting power of all the Class A Common Shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership on shares not held as of record in the names of individuals. Based on the calculation of total voting power as of the 1998 Annual Meeting, the Class A Common Shares shown in the above table as owned by the directors and officers as a group would represent approximately 33 percent of the Company's total voting power. No individual named in the above table would be able to cast votes representing more than one-tenth of one percent of the total voting power except Timothy P. Smucker (21.8]%), Richard K. Smucker (15%), Fred A. Duncan (.4%), and Charles A. Laine (.3%).

    The voting power of Timothy P. Smucker and Richard K. Smucker includes some duplication with respect to entities for which they are cotrustees (see footnote 1, above). The voting power of all directors and officers as a group has been computed to eliminate duplication of beneficial ownership.

(4) Includes Class A Shares held for the benefit of the individual named under the terms of the Company's Nonemployee Directors Stock Plan, as follows:
    Elizabeth Valk Long, 3,590 shares; Kathryn W. Dindo, 8,180; Russell G. Mawby, 11,145 shares; Charles S. Mechem, Jr., 9,528 shares; William H. Steinbrink, 10,799 shares; Benjamin B. Tregoe, Jr., 11,030 shares; and William Wrigley, Jr., 9,355 shares. The shares indicated are held in trust for the directors named and are voted pursuant to their direction.

     The Company has entered into agreements with Timothy P. Smucker and Richard
K. Smucker and members of their immediate families (including their mother, Mrs. Paul H. Smucker), with Mrs. H. Ray Clark (Timothy P. Smucker and Richard K. Smucker's aunt) and members of her immediate family, and with all executive officers of the Company relating to the disposition of Common Shares held by them. These shareholders are the beneficial owners of an aggregate of 4,091,392 Class A Common Shares (approximately 27 percent of the class) and 3,546,494 Class B Common Shares (approximately 23 percent of the class), of which 3,010,731 Class A and 2,468,512 Class B Common Shares are included in the above table. Under the agreements, which have no expiration date, the Company has a purchase option with respect to any proposed transfers of these Common Shares, except for certain gifts and bequests to or for the benefit of family members and for sales pursuant to any offer, merger, or similar transaction that is approved or recommended by the Company's Board of Directors. The agreements provide that the purchase rights thereunder may be assigned by the Company to the Company's ESOP or any other employee benefit plan of the Company. The agreements reflect the practice followed by the Company for a number of years of providing for the purchase of Common Shares at prices at or somewhat below market with the effect of establishing a method for the orderly disposition of blocks of shares that could not otherwise be readily absorbed by the public market. The shares so acquired by the Company have generally been used for purposes of the Company's employee benefit plans, and shares have also been so acquired directly by the ESOP.

     Under the securities laws of the United States, the Company's directors and executive officers are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the Securities and Exchange Commission and the New York Stock Exchange.

Due dates for those reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure in the past year to file by the required dates. All of the filing requirements were satisfied. For purposes of these disclosures, the Company has relied solely on written representations of its reporting persons and on copies of the reports that those persons have filed with the Securities and Exchange Commission.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Ernst & Young LLP has been appointed as the Company's independent auditors for the fiscal year ending April 30, 2000, subject to ratification by the shareholders. Ernst & Young LLP has served as the Company's independent auditors since 1955.

     A representative of Ernst & Young LLP is expected to be present at the meeting with an opportunity to make a statement if so desired and to respond to appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended April 30, 1999.

     In the event of a negative vote on ratification, the selection will be reconsidered.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                 ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended April 30, 1999, was mailed to each shareholder on or about July 15, 1999.

                           2000 SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for next year's Annual Meeting of Shareholders is expected to be March 17, 2000.

                         VOTING RIGHTS OF COMMON SHARES

     Class A Common Shares generally entitle the holders thereof to vote on all matters properly submitted to the shareholders of the Company. Class B Common Shares have no voting rights, except as otherwise required under the Ohio General Corporation Law in certain limited circumstances.

     The Company's current Amended Articles of Incorporation generally provide that each Class A Common Share entitles the holder thereof to ten votes on each matter to be considered at any meeting of shareholders, except that no holder is entitled to exercise more than one vote on any such matter in respect of any Class A Common Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the record date for the meeting. Thus, after a person or group of persons having beneficial ownership of specified Class A Common Shares sells such shares or otherwise transfers their beneficial ownership, the new holder of those shares generally will be entitled to one vote per share until the shares have been held without any further change in beneficial ownership for four years. At the expiration of that four-year period, the shareholder then will become entitled to ten votes per Class A Common Share, provided that no further changes in beneficial ownership occur and other applicable conditions are satisfied.

     The express terms of the Class A Common Shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those Class A Common Shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever Class A Common Shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, brokers, nominees, and clearing agencies will be entitled to only one vote per share on Class A Common Shares held of record in their respective names unless proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership. Thus, shareholders who hold Class A Common Shares in "street" name or through any of the other indirect methods mentioned above must submit proof of beneficial ownership to the Company's transfer agent in order to be entitled to exercise ten votes per share. See "Voting by Proxy and Confirmation of Beneficial Ownership."

     The foregoing is merely a summary of the voting terms of the Common Shares and should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those Common Shares as set forth in the Company's current Amended Articles of Incorporation. A copy of the pertinent portions of those express terms is provided with this proxy statement to "street name" and other indirect holders and is available upon request to any other shareholder.

            VOTING BY PROXY AND CONFIRMATION OF BENEFICIAL OWNERSHIP

     To assure that your Class A Common Shares will be represented at the meeting, please complete, sign, and return the enclosed proxy in the envelope provided for that purpose whether or not you expect to attend. Class A Common Shares represented by a valid proxy will be voted as specified. The Company has no knowledge of any other matters to be presented to the meeting, but, in the event other matters do properly come before the meeting, the persons named in the proxy will vote in accordance with their judgment on such matters.

     Any shareholder, without affecting any vote previously taken, may revoke a writing appointing a proxy by a later dated proxy or by giving notice of revocation to the Company in writing (addressed to the Company at Strawberry Lane, Orrville, Ohio 44667-0280, Attention -- Secretary) or in open meeting.

     As indicated on the first page of this proxy statement and under "Voting Rights of Common Shares," the number of votes that each shareholder will be entitled to cast at the meeting will depend on whether or not there has been a change in beneficial ownership with respect to each of such holder's Class A Common Shares during the four years preceding the record date of July 5, 1999. The Company has developed procedures regarding the proof that will be required for determinations of beneficial ownership. Specifically, Class A Common Shares held of record in the names of banks, brokers, nominees, and certain other entities are covered by special proxy cards. Those proxy cards have been provided to the record holders for completion by the beneficial owners. The beneficial owner cards include a form of certification as to changes in beneficial ownership. If that certification is not completed, a change in beneficial ownership will be deemed to have occurred with respect to all the Class A Common Shares covered thereby, so that the holder will be entitled to only one vote per share for all of those shares.

STEVEN J. ELLCESSOR
Vice President-Administration, Secretary, and General Counsel

By Order of the
Board of Directors

                                 [MAP GRAPHIC]

PROXY


                                  THE J.M. SMUCKER COMPANY
                   THIS PROXY FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 17, 1999, and at any adjournment, TIMOTHY P. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

                      1. Election of Directors to the class whose term of office    (change of address and comments)
                         will expire in 2002. The nominees of the Board of          ------------------------------------
                         Directors are:                                             ------------------------------------
                                                                                    ------------------------------------
                         Vincent C. Byrd, Elizabeth Valk Long, and William          ------------------------------------
                         Wrigley, Jr.                                               (If you have written in the above
                      2. Ratification of appointment of auditors.                   space, please mark the corresponding
                                                                                    box on the reverse side of this
                                                                                    card.)



                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY

 ................................................................................

                                  DETACH CARD

                            THE J.M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                              ]

                                              FOR   WITHHELD  FOR ALL
                                              ALL      ALL    EXCEPT:                                         FOR  AGAINST  ABSTAIN
1. Election of Directors --                  [ ]     [ ]      [ ]     2. Proposal to ratify appointment of    [ ]    [ ]      [ ]
 (see reverse)                                                        auditors.
 For, except vote withheld from the following                         THE BOARD OF DIRECTORS RECOMMENDS A
nominee(s):                                                           VOTE FOR THE PROPOSAL DESCRIBED
                                                                      IN ITEM 2.
---------------------------------------------
                                                                      UNLESS OTHERWISE SPECIFIED BELOW,
                                                                      THIS PROXY WILL BE VOTED FOR THE
                                                                      ELECTION AS DIRECTORS OF THE NOMINEES
                                                                      LISTED ON THE REVERSE AND FOR
                                                                      THE PROPOSAL DESCRIBED IN ITEM 2.

                                              Will attend meeting           [ ]

                                              Number attending  ___

                                              Change of
                                              Address/Comments              [ ]

                                                   Dated:                , 1999
                                                         ----------------

                                                   -----------------------------
                                                   Signature(s)

                                                   ----------------------------
                                                   NOTE: Please sign your name
                                                         as it appears in print
                                                         and in case of
                                                         multiple or joint
                                                         ownership, all should
                                                         sign.

 ................................................................................

                              FOLD AND DETACH HERE

PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
 IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE INDICATED BOX ON YOUR PROXY
       ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE ON YOUR CARD.
           DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS
                   PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.

VOTING
INSTRUCTIONS


    PRINTER -- PLEASE PRINT SOLID YELLOW STRIP ACROSS THE TOP OF THIS CARD
         TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE
             J.M. SMUCKER EMPLOYEE SAVINGS PLAN (THE "PLAN").

         I, the undersigned, as a Participant in or a Beneficiary of the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the Plan, all Class A Common Shares of The J.M. Smucker Company (the "Company") allocated to my account under the Plan ("Allocated Shares") as well as a portion of all non-directed shares as determined in accordance with the terms of the Plan ("Non-directed Shares"), as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 17, 1999. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed Shares of Common Stock the same way. If I wish to vote the Non-directed Shares differently from the Allocated Shares or do not wish to vote the Non-directed Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.

                1. Election of Directors to the class whose term of office    (change of address and comments)
                will expire in 2002.                                          ------------------------------------
                  The nominees of the Board of Directors are:                 ------------------------------------
                                                                              ------------------------------------
                  Vincent C. Byrd, Elizabeth Valk Long, and William Wrigley,  ------------------------------------
                  Jr.                                                         (If you have written in the above
                                                                              space, please mark the corresponding
                2. Ratification of appointment of auditors.                   box on the reverse side of this
                                                                              card.)
                Only one box should be checked for voting your Allocated
                Shares and Non-directed Shares. The Trustee will vote any
                shares allocated to your account for which timely
                instructions are not received from you by 12:00 noon August
                13, 1999, in accordance with the Plan.

                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY

                                  DETACH CARD

--------------------------------------------------------------------------------

                         THE J.M. SMUCKER COMPANY
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                             ]

                                  FOR  WITHHELD  FOR ALL
                                  ALL    ALL     EXCEPT:                                                       FOR  AGAINST  ABSTAIN
                                  [ ]    [ ]     [ ]                                                           [ ]    [ ]     [ ]

1. Election of Directors --                                      2. Proposal to ratify appointment of
(see reverse)                                                      auditors.

For, except vote withheld from                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
the following nominee(s):                                        THE PROPOSAL DESCRIBED IN ITEM 2.

-------------------------------                                  UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY
                                                                 WILL BE VOTED FOR THE ELECTION AS DIRECTORS
                                                                 OF THE NOMINEES LISTED ON THE REVERSE AND FOR
                                                                 THE PROPOSAL DESCRIBED IN ITEM 2.

                                               Change of
                                               Address/Comments              [ ]


                                                     Dated:_______________, 1999


                                                     ---------------------------
                                                     Signature(s)

                                                     ---------------------------
                                                     NOTE: Please sign your name
                                                     as it appears in print.

 ................................................................................

                              FOLD AND DETACH HERE

VOTING
INSTRUCTIONS


    PRINTER -- PLEASE PRINT SOLID GREEN STRIP ACROSS THE TOP OF THIS CARD
         TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") UNDER THE
             J.M. SMUCKER EMPLOYEE STOCK OWNERSHIP PLAN (THE "PLAN").
         I, the undersigned, as a Participant in or a Beneficiary of the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the Plan, all Class A Common Shares of The J.M. Smucker Company (the "Company") allocated to my account under the Plan ("Allocated Shares"), a portion of those unallocated shares held in the ESOP Suspense Account ("Unallocated Shares"), as well as a portion of all non-directed shares ("Non-directed Shares") as determined in accordance with the terms of the Plan, as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 17, 1999. By completing, signing, and returning this voting instruction card I instruct the Trustee to vote all Allocated Shares as well as all Non-directed and Unallocated Shares of Common Stock the same way. If I wish to vote the Non-directed and Unallocated Shares differently from the Allocated Shares or do not wish to vote the Non-directed and Unallocated Shares at all I will request a separate voting instruction card from Key Trust Company of Ohio, N.A. at P.O. Box 94717, Cleveland, Ohio 44101, (216) 689-3639.

                1. Election of Directors to the class whose term of office    (change of address and comments)
                   will expire in 2002.
                   The nominees of the Board of Directors are:                ____________________________________
                   Vincent C. Byrd, Elizabeth Valk Long, and William          ____________________________________
                   Wrigley, Jr.                                               ____________________________________
                2. Ratification of appointment of auditors.                   ____________________________________
                                                                              (If you have written in the above
                                                                              space, please mark the corresponding
                                                                              box on the reverse side of this
                Only one box should be checked for voting your Allocated      card.)
                Shares, Unallocated Shares and Non-directed Shares. The
                Trustee will vote any shares allocated to your account for which timely instructions are not received from you by 12:00 noon August 13, 1999, in accordance with the Plan.





                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY


 ..............................................................................
                                  DETACH CARD

                            THE J.M. SMUCKER COMPANY

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]
[                                                                              ]

                                              FOR   WITHHELD  FOR ALL
                                              ALL      ALL    EXCEPT:                                         FOR  AGAINST  ABSTAIN
1. Election of Directors --                  [ ]     [ ]      [ ]     2.  Proposal to ratify appointment      [ ]    [ ]      [ ]
 (see reverse)                                                        of auditors.
 For, except vote withheld from the following
nominee(s):                                                           THE BOARD OF DIRECTORS RECOMMENDS A
                                                                      VOTE FOR THE PROPOSAL DESCRIBED
                                                                      IN ITEM 2.
---------------------------------------------
                                                                      UNLESS OTHERWISE SPECIFIED BELOW,
                                                                      THIS PROXY WILL BE VOTED FOR THE
                                                                      ELECTION AS DIRECTORS OF THE NOMINEES
                                                                      LISTED ON THE REVERSE AND FOR
                                                                      THE PROPOSAL DESCRIBED IN ITEM 2.

                                                    Change of
                                                    Address/Comments         [ ]

                                                    Dated:_______________, 1999

                                                    ----------------------------
                                                    Signature(s)

                                                    ----------------------------
                                                    NOTE: Please sign your
                                                    name as it appears in print.


 ...............................................................................

                              FOLD AND DETACH HERE

PROXY

    PRINTER -- PLEASE PRINT SOLID BLUE STRIP ACROSS THE TOP OF THIS CARD
                                  THE J.M. SMUCKER COMPANY
                   THIS PROXY FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                      IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 17, 1999, and at any adjournment, TIMOTHY P. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

                      1. Election of Directors to the class whose term of office    (change of address and comments)
                         will expire in 2002. The nominees of the Board of          ____________________________________
                         Directors are:                                             ____________________________________
                                                                                    ____________________________________
                         Vincent C. Byrd, Elizabeth Valk Long, and William          ____________________________________
                         Wrigley, Jr.                                               (If you have written in the above
                                                                                    space, please mark the corresponding
                      2. Ratification of appointment of auditors.                   box on the reverse side of this
                                                                                    card.)



                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED               SEE REVERSE
                                               ENVELOPE--                                        SIDE
                                          NO POSTAGE NECESSARY

 ..............................................................................
                                  DETACH CARD

                         THE J.M. SMUCKER COMPANY
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                             ]

                                  FOR  WITHHELD  FOR ALL
                                  ALL    ALL     EXCEPT:                                                       FOR  AGAINST  ABSTAIN
                                  [ ]    [ ]     [ ]                                                           [ ]    [ ]     [ ]

1. Election of Directors --                                      2. Proposal to ratify appointment of
(see reverse)                                                      auditors.
For, except vote withheld from
the following nominee(s):                                        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                 THE PROPOSAL DESCRIBED IN ITEM 2.
-------------------------------
                                                                 BY SIGNING BELOW, THE UNDERSIGNED:
                                                                 (A) INSTRUCTS THAT THIS PROXY BE VOTED AS
                                                                 MARKED; AND
                                                                 (B) CERTIFIES THAT OF THE TOTAL NUMBER OF
                                                                 CLASS A SHARES REPRESENTED BY THIS PROXY,
                                                                 ________ HAVE BEEN OWNED SINCE BEFORE JULY
                                                                 5, 1995, AND _________ WERE ACQUIRED ON OR
                                                                 AFTER JULY 5, 1995.
                                                                 IF NO CERTIFICATION IS MADE, IT WILL BE
                                                                 DEEMED THAT ALL CLASS A COMMON
                                                                                            SHARES COVERED
                                                                                            BY THIS PROXY
                                                                                            WERE ACQUIRED
                                                                                            ON OR AFTER
                                                                                            JULY 5, 1995.



                                                     Dated:_______________, 1999


                                                     ---------------------------
                                                     Signature(s)

                                                     ---------------------------
                                                     NOTE: Please sign your name
                                                     as it appears in print.

 ................................................................................

                              FOLD AND DETACH HERE


PLEASE NOTE THAT ADMISSION TO THE ANNUAL MEETING WILL BE BY ADMISSION CARD ONLY.
  IF YOU PLAN TO ATTEND THE MEETING, PLEASE WRITE TO THE CORPORATE SECRETARY
  AT STRAWBERRY LANE, ORRVILLE, OHIO 44667-0280 TO REQUEST AN ADMISSION CARD.
      IF YOUR SHARES ARE NOT HELD IN YOUR NAME, PLEASE FURNISH PROOF OF SHAREHOLDER STATUS, SUCH AS A BANK OR BROKERAGE FIRM ACCOUNT STATEMENT.
  ALSO, IF YOU PLAN TO BRING A GUEST, PLEASE SO STATE IN YOUR REQUEST FOR AN ADMISSION CARD. DUE TO SPACE LIMITATIONS, NO MORE THAN TWO ADMISSION CARDS
                   PER SHAREHOLDER ACCOUNT WILL BE PROVIDED.

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND FOR THE PROPOSAL DESCRIBED IN ITEM 2.

                            THE J.M. SMUCKER COMPANY

             THIS PROXY FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      At the Annual Meeting of Shareholders of THE J.M. SMUCKER COMPANY to be held on August 17, 1999, and at any adjournment, TIMOTHY P. SMUCKER, RICHARD K. SMUCKER, and STEVEN J. ELLCESSOR, and each of them, are hereby authorized to represent me and vote my shares on the following:

      1. Election of Directors to the class whose term of office will expire in 2002. The nominees of the Board of Directors are:

            Vincent C. Byrd, Elizabeth Valk Long, and William Wrigley, Jr.

      (INSTRUCTION: In the table on the reverse side indicate the number of shares withheld as to each nominee in the column marked "Against")

      2. Proposal to ratify appointment of auditors.

                [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

      3. Any other matter that may properly come before this meeting.

      The Board of Directors recommends a vote for the proposal described in
      Item 2.

 (Continued from the reverse side)




                                         CLASS A SHARES OWNED BY THE BENEFICIAL
                                            OWNERS SINCE BEFORE JULY 5, 1995
                                 -------------------------------------------------------
                                        FOR              AGAINST            ABSTAIN
                                 -----------------  -----------------  -----------------
                                       (Post number of shares NOT number of votes)


1. Directors

   Vincent C. Byrd               shs.               shs.
   Elizabeth Valk Long           shs.               shs.
   William Wrigley, Jr.          shs.               shs.

2. Proposal to ratify
   appointment of auditors       shs.               shs.               shs.

                                  CLASS A SHARES
                                  ACQUIRED BY THE
                                    BENEFICIAL
                                   OWNERS ON OR
                                   AFTER JULY 5,
                                       1995
                                 -----------------
                                        FOR
                                 -----------------
                                 (Post number of
                                 shares NOT number          AGAINST            ABSTAIN
                                     of votes)         -----------------  -----------------

1. Directors
   Vincent C. Byrd               shs.                  shs.
   Elizabeth Valk Long           shs.                  shs.
   William Wrigley, Jr.          shs.                  shs.

2. Proposal to ratify
   appointment of auditors       shs.                  shs.               shs.

                POST ONLY RECORD POSITION; DO NOT TABULATE VOTES

                                               Signed this __ date of ____ 1999.

                                               ---------------------------------

                                               ---------------------------------
                                                   Signature of Shareholder

                                               Please sign your name as it
                                               appears in print and, in case of
                                               multiple or joint ownership, all
                                               should sign.

 PLEASE COMPLETE, DATE, SIGN, AND RETURN IN THE ENCLOSED ENVELOPE -- NO POSTAGE
                                    NECESSARY

                                [SMUCKER'S LOGO]

Dear Shareholder:

     The enclosed proxy card for Class A Common Shares of The J. M. Smucker Company ("Smucker") is a little different from most proxy cards. It not only permits you to give instructions as to how to vote your Class A Common Shares, but also provides for certification as to how long you have been the beneficial owner of your shares. That certification will determine how many votes you will be entitled to cast at the Annual Meeting to be held on August 17, 1999.

     The number of votes to which you will be entitled depends on whether or not there has been any change since July 5, 1995 (the date which is four years prior to the record date for the Annual Meeting), in the "beneficial ownership" of your Class A Common Shares, as that phrase is defined in Smucker's Amended Articles of Incorporation. Generally speaking, this means that if you own Class A Common Shares that were purchased prior to July 5, 1995, you will be entitled to ten votes for each of those shares. You will have only one vote per share, though, for Class A Common Shares purchased on or after July 5, 1995.

     Even though you have shares acquired on or after July 5, 1995, you may be entitled to ten votes per share under certain circumstances. Those circumstances and other aspects of the voting rights of the holders of Class A Common Shares are governed by the Amended Articles of Incorporation, pertinent portions of which are set forth on the reverse side of this letter. If you have questions, please contact either our Corporate Secretary's office or our Transfer Agent, Harris Trust and Savings Bank. Their addresses and telephone numbers are listed in our Annual Report.

     IT IS IMPORTANT THAT YOU COMPLETE THE CERTIFICATION AND INSTRUCTION ON THE ACCOMPANYING PROXY CARD. IF YOU DO NOT FILL IN THE BLANKS, IT WILL BE ASSUMED THAT ALL THE CLASS A COMMON SHARES REPRESENTED BY YOUR PROXY WERE ACQUIRED ON OR AFTER JULY 5, 1995, AND YOU WILL BE ENTITLED TO ONLY ONE VOTE PER SHARE FOR ALL THOSE SHARES.

                                              /s/ Tim Smucker

                                              TIMOTHY P. SMUCKER
                                              Chairman

                                              /s/ Richard K. Smucker

                                              RICHARD K. SMUCKER
                                              President

                        EXPRESS TERMS OF CLASS A SHARES

    (a) Each outstanding Class A Share shall entitle the holder thereof to ten votes on each matter properly submitted to the shareholders for their vote, consent, waiver, release or other action, other than any matter submitted to the shareholders for purposes solely of Article Fifth hereof; except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share with respect to which there has been a change in beneficial ownership during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any Class A Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Class A Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of paragraph (c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Class A Shares have not authorized the ownership of Class A Shares by such person as and to the extent contemplated by Article Seventh hereof.

    (b) A change in beneficial ownership of an outstanding Class A Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Class A Share, (2) investment power, which includes the power to direct the sale or other disposition of such Class A Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Class A Share or (4) the right to receive any distributions, including cash dividends, in respect of such Class A Share.

        (A) In the absence of proof to the contrary provided in accordance with the procedures referred to in paragraph (d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Class A Share is transferred of record into the name of any other person.

        (B) In the case of a Class A Share held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to such procedures that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(l) through (b)(4) of this Division II with respect to such Class A Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action (or since August 20, 1985 for any period ending on or before August 19, 1989), then a change in beneficial ownership shall be deemed to have occurred during such period.

        (C) In the case of a Class A Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

        (D) In the case of Class A Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Class A Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Class A Shares shall be deemed to occur on each day while such failure continues.

    (c) Notwithstanding anything in this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

        (1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Class A Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Class A Shares is a party;

        (2) any transfer of any interest in a Class A Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Fourth;

        (3) any change in the beneficiary of any trust, or any distribution of a Class A Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

        (4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Class A Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Class A Share without further instructions from others;

        (5) any change in the person to whom dividends or other distributions in respect of a Class A Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

        (6) any issuance of a Class A Share by the Company or any transfer by the Company of a Class A Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance or transfer.

    (d) For purposes of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Class A Shares, by such transfer agent on the Company's behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Class A Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Class A Shares.

    (e) In the event of any stock split or stock dividend with respect to the Class A Shares, each Class A Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Class A Share, with respect to which such Class A Share was distributed, was acquired.

    (f) Each Class A Share, whether at any particular time the holder thereof is entitled to exercise ten votes or one, shall be identical to all other Class A Shares in all respects, and together the Class A Shares shall constitute a single class of shares of the Company.

                                [SMUCKER'S LOGO]

                     VOTING PROCEDURES -- BENEFICIAL OWNERS
               CLASS A COMMON SHARES OF THE J. M. SMUCKER COMPANY

To All Banks, Brokers, and Nominees:

     In accordance with the Amended Articles of Incorporation of The J. M. Smucker Company ("Smucker"), shareholders who were holders of Class A Common Shares of record on July 5, 1999, and who acquired Smucker Class A Common Shares prior to July 5, 1995, will be able to cast ten votes per share on those shares at the Annual Meeting to be held on August 17, 1999. Those holders of record who acquired their Class A Common Shares on or after July 5, 1995, are, with certain exceptions, entitled to cast one vote per share on the Class A Common Shares so acquired.

     To enable Smucker to tabulate the voting by beneficial owners of Class A Common Shares held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the numbers of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE COMMON SHARES. The beneficial owner proxy card certification is as follows:

        By signing below, the undersigned:

           (A) instructs that this proxy be voted as marked; and

           (B) certifies that of the total number of Class A Shares represented by this proxy, _______ have been owned since BEFORE July 5, 1995, and _______ were acquired ON OR AFTER July 5, 1995.

         If no certification is made, it will be deemed that ALL
         Class A Common Shares represented by this proxy were acquired on or after July 5, 1995.

     The BROKER'S proxy card has also been designed to accommodate the voting of the Class A Common Shares.

     Please note, you do NOT have to TABULATE, only RECORD the numbers shown on the certification. Please note also that you do NOT certify if you are a broker; the beneficial owner certifies.

     If you are a bank, you may wish to follow your usual procedures and furnish the beneficial owner's proxy card to the beneficial owner for return directly to Smucker's transfer agent. The beneficial owner will then complete the certification before returning the card.

     VOTE ONLY CLASS A COMMON SHARES; SMUCKER CLASS B COMMON SHARES HAVE NO VOTING RIGHTS. BENEFICIAL OWNERS WHO HOLD CLASS B COMMON SHARES ONLY SHOULD NOT RECEIVE PROXY CARDS OR "DEAR SHAREHOLDER" LETTERS; SEND THEM ONLY ANNUAL REPORTS AND PROXY STATEMENTS.